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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 8, 2003
                                                        -----------------


                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-21052                   35-1828377
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


555 Theodore Fremd Avenue, Rye, New York                            10580
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(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------



         (Former name or former address, if changed since last report.)


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Item 5.        Other Events
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         Concurrently with this filing, we are filing with the Securities and
Exchange Commission (the "Commission") a Preliminary Prospectus Supplement to our shelf registration statement on Form S-3 (Registration No. 333-102387) (the "Registration Statement") pursuant to Rule 424 under the Securities Act of 1933, as amended, which supplement contemplates the issuance of 2,500,000 shares of our common stock, excluding the underwriters' over-allotment option. We are filing the Preliminary Prospectus Supplement as Exhibit 99.1 to this Current Report on Form 8-K for the purpose of incorporating its contents in the Registration Statement.

Item 7.        Financial Statements and Exhibits
               ---------------------------------

               (c)     Exhibits.

                       99.1    Preliminary Prospectus Supplement






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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 8, 2003


                                            JARDEN CORPORATION


                                         By: /s/ Desiree DeStefano
                                             -----------------------------------
                                             Name:  Desiree DeStefano
                                             Title: Senior Vice President